SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004





                                    FORM 8-K
                    CURRENT REPORT PURSUANT TO SECTION 13 OF
                       THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report
(Date of earliest event reported) February 1, 2002
                                  ----------------




                           GENERAL MOTORS CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




      STATE OF DELAWARE                 1-143                 38-0572515
----------------------------   -----------------------    -------------------
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
 of incorporation)                                        Identification No.)




300 Renaissance Center, Detroit, Michigan                    48265-3000
--------------------------------------------                 ----------
  (Address of principal executive offices)                   (Zip Code)







Registrant's telephone number, including area code       (313) 556-5000
                                                         --------------

ITEM 5.  OTHER ITEMS

On February 1, 2002, General Motors Corporation (GM) issued a news release announcing January production results and increases first-quarter schedule. The release is as follows:


               GM Trucks Continue Momentum from Record-Setting

                               2001 Calendar Year

               -    Retail Sales Comparable to Year-ago Levels
               -    Overall January sales down 13 percent
               -    Truck Sales Up 10 percent - Retail Truck Sales Up
                    15 Percent
               -    Midsize Utilities Up 50 Percent Over Last Year


    GM Announces January Production Results, Increases First-Quarter Schedule

      DETROIT -- General Motors dealers sold 299,634 new cars and trucks in January in the United States, down 13 percent. GM's sales decline was fully accounted for by a 58 percent reduction in daily rental volume. GM's retail sales were comparable to a year ago due to a 15 percent increase in retail truck sales.

      "We had a phenomenal year in truck sales in 2001 setting several truck sales records and we continued that momentum in January," said Bill Lovejoy, group vice president of North America Vehicle Sales, Service and Marketing. "In addition, our strong retail performance helped to offset reductions in daily rental fleet."

      Lovejoy continued, "Our entire GM organization, the effectiveness of the 'GM Overdrive' marketing campaign, and the outstanding sales efforts of our dealers are clearly positioning us to maintain our momentum throughout the year."

GM Truck Sales
--------------
      For January, GM's Industry leading truck lineup maintained its record sales pace with deliveries up 10 percent. GM's midsize utilities continued to gain momentum with sales of 38,140, an increase of 50 percent over last January. Once again, GM had strong full-size pickup sales (72,143 units - up 20 percent) and maintained its leadership in full-size utilities.

      GM is expecting to build momentum in calendar year '02 in the luxury and entry level markets with several all-new vehicles. Cadillac CTS and Escalade EXT, Saturn Vue and Pontiac Vibe are currently arriving in dealerships and will each be in full production within the next several months.

----------------------------------------------------------------------
January Sales Records                      January Sales Records cont.
---------------------                      ---------------------------

GM Trucks                                  Chevrolet Utilities
Chevrolet Trucks                           GMC Utilities
GM Pickups                                 GM Midsize Utilities
GM Full-size Pickups                       GM Full-size Utilities
Chevrolet Silverado                        GMC Yukon
GM Utilities                               Cadillac Escalade

----------------------------------------------------------------------

Certified Used Sales
--------------------
      GM continued to gain momentum in the used car market, achieving approximately 22,000 total used certified vehicle sales for January, including the Cadillac, Saturn and SAAB certified brands. The GM Certified Used Vehicle brand had another strong month, selling 18,262 units. Lovejoy commented on the success of GM's certified used vehicle programs. "We are really hitting our stride in this end of the market and we fully expect that with the strength and support of our dealer network, we will challenge for the segment lead in certified used vehicles."

GM Announces January Production Results, Increases First-Quarter Schedule
-------------------------------------------------------------------------
      In January, GM produced 409,000 vehicles (178,000 cars and 231,000 trucks) in North America, up more than 6 percent from 384,000 vehicles (191,000 cars and 193,000 trucks) produced in January 2001. (Totals include joint venture production of 5,000 vehicles in January and 9,000 vehicles in January 2001.)

      Additionally, GM increased its first-quarter 2002 North American forecast to 1.32 million vehicles (585,000 cars and 735,000 trucks) from its previous estimate of 1.3 million vehicles (575,000 cars and 725,000 trucks). The increase in production builds on the momentum created by the successful "Keep America Rolling" and "GM Overdrive" campaigns. In the first quarter of 2001, GM produced
1.214 million vehicles (581,000 cars and 633,000 trucks).

      GM also announced the following production information for its international regions:

         - GM Europe - The first-quarter estimate is 460,000 vehicles, a decrease of 38,000 vehicles from the previous estimate due to lower than expected sales in late 2001 and early 2002, resulting in higher than desired inventory levels.

         - GM Asia Pacific - The first-quarter estimate is 59,000 vehicles, a decrease of 8,000 vehicles from the previous estimate due to a reduction in export volume to other regions.

         - GM Latin America, Africa and the Middle East - The first-quarter estimate is 138,000 vehicles, an increase of 6,000 vehicles from the previous estimate.

Note: GM sales and production results are available on GM Media Online at http://media.gm.com by clicking on News, then Sales/Production.
-------------------

In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgement on what the future may hold, and we believe these judgements are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:
-------------------------------------------------------------------------------

                                                      Calendar Year-to-Date
                                January                 January - January
                      ---------------------------------------------------------
 Curr S/D:   25                            % Chg                        % Chg
 Prev S/D:   25          2002     2001     per S/D    2002      2001    per S/D
-------------------------------------------------------------------------------
Vehicle Total          299,634   343,527    -12.8   299,634   343,527    -12.8
-------------------------------------------------------------------------------
Car Total              116,633   177,192    -34.2   116,633   177,192    -34.2
-------------------------------------------------------------------------------
Truck Total            183,001   166,335     10.0   183,001   166,335     10.0
-------------------------------------------------------------------------------
Light Truck Total      180,706   163,840     10.3   180,706   163,840     10.3
-------------------------------------------------------------------------------
Light Vehicle Total    297,339   341,032    -12.8   297,339   341,032    -12.8
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
           Market Division
           Vehicle Total                              Calendar Year-to-Date
                                January                 January - January
                      ---------------------------------------------------------
                                           % Chg                        % Chg
                         2002     2001     per S/D    2002      2001    per S/D
-------------------------------------------------------------------------------
Buick                   19,335    26,564    -27.2    19,335    26,564    -27.2
Cadillac                11,442    11,235      1.8    11,442    11,235      1.8
Chevrolet              181,148   183,371     -1.2   181,148   183,371     -1.2
GMC                     35,040    34,398      1.9    35,040    34,398      1.9
Hummer                      52        92    -43.5        52        92    -43.5
Oldsmobile              11,058    24,754    -55.3    11,058    24,754    -55.3
Other - Isuzu              774       929    -16.7       774       929    -16.7
Pontiac                 25,212    38,405    -34.4    25,212    38,405    -34.4
Saab                     1,575     2,314    -31.9     1,575     2,314    -31.9
Saturn                  13,998    21,465    -34.8    13,998    21,465    -34.8
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                    115,003   174,174    -34.0   115,003   174,174    -34.0
-------------------------------------------------------------------------------
Light Truck            180,706   163,840     10.3   180,706   163,840     10.3
-------------------------------------------------------------------------------

Twenty-five selling days for the January period this year and twenty-five for last year.

*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                           2-1P
                                 GM Car Deliveries - (United States)
                                        January 2002
------------------------------------------------------------------------------
                                                 Calendar Year-to-Date
                         (1)     January                January - January
                         -----------------------------------------------------
                                           %Chg                         % Chg
                           2002    2001   per S/D     2002     2001    per S/D
                         -----------------------------------------------------
       Selling Days (S/D)   25      25
------------------------------------------------------------------------------
Century                    5,047   9,526    -47.0     5,047     9,526    -47.0
LeSabre                    7,390   9,948    -25.7     7,390     9,948    -25.7
Park Avenue                1,533   2,534    -39.5     1,533     2,534    -39.5
Regal                      1,479   4,556    -67.5     1,479     4,556    -67.5
Riviera                        0       0    ***.*         0         0    ***.*
      Buick Total         15,449  26,564    -41.8    15,449    26,564    -41.8
------------------------------------------------------------------------------
Catera                        55     704    -92.2        55       704    -92.2
CTS                          224       0    ***.*       224         0    ***.*
DeVille                    5,759   7,948    -27.5     5,759     7,948    -27.5
Eldorado                     470     538    -12.6       470       538    -12.6
Seville                    1,581   1,339     18.1     1,581     1,339     18.1
     Cadillac Total        8,089  10,529    -23.2     8,089    10,529    -23.2
------------------------------------------------------------------------------
Camaro                     2,052   1,948      5.3     2,052     1,948      5.3
Cavalier                  15,471  16,221     -4.6    15,471    16,221     -4.6
Corvette                   2,443   2,252      8.5     2,443     2,252      8.5
Impala                    12,724  14,923    -14.7    12,724    14,923    -14.7
Lumina                         1   4,298    ***.*         1     4,298    ***.*
Malibu                    10,879  13,076    -16.8    10,879    13,076    -16.8
Metro                          2   2,170    ***.*         2     2,170    ***.*
Monte Carlo                4,155   4,599     -9.7     4,155     4,599     -9.7
Prizm                      1,881   4,620    -59.3     1,881     4,620    -59.3
    Chevrolet Total       49,608  64,107    -22.6    49,608    64,107    -22.6
------------------------------------------------------------------------------
Alero                      7,241  13,407    -46.0     7,241    13,407    -46.0
Aurora                       534   2,763    -80.7       534     2,763    -80.7
Cutlass                        0       4    ***.*         0         4    ***.*
Eighty Eight                   0       0    ***.*         0         0    ***.*
Intrigue                     928   3,604    -74.3       928     3,604    -74.3
    Oldsmobile Total       8,703  19,778    -56.0     8,703    19,778    -56.0
------------------------------------------------------------------------------
Bonneville                 1,795   2,689    -33.2     1,795     2,689    -33.2
Firebird                   1,492   1,495     -0.2     1,492     1,495     -0.2
Grand Am                   9,230  16,265    -43.3     9,230    16,265    -43.3
Grand Prix                 4,697   5,363    -12.4     4,697     5,363    -12.4
Sunfire                    4,672   6,623    -29.5     4,672     6,623    -29.5
Vibe                          33       0    ***.*        33         0    ***.*
     Pontiac Total        21,919  32,435    -32.4    21,919    32,435    -32.4
------------------------------------------------------------------------------
9-3                        1,030   1,149    -10.4     1,030     1,149    -10.4
9-5                          545   1,165    -53.2       545     1,165    -53.2
       Saab Total          1,575   2,314    -31.9     1,575     2,314    -31.9
------------------------------------------------------------------------------
Saturn L Series            4,517   8,050    -43.9     4,517     8,050    -43.9
Saturn S Series            6,773  13,415    -49.5     6,773    13,415    -49.5
      Saturn Total        11,290  21,465    -47.4    11,290    21,465    -47.4
------------------------------------------------------------------------------
        GM Total         116,633 177,192    -34.2   116,633   177,192    -34.2
------------------------------------------------------------------------------
                         GM Car Deliveries by Production Source
------------------------------------------------------------------------------
GM North America *       115,003 174,174    -34.0   115,003   174,174    -34.0
------------------------------------------------------------------------------
GM Import                  1,630   3,018    -46.0     1,630     3,018    -46.0
------------------------------------------------------------------------------
        GM Total         116,633 177,192    -34.2   116,633   177,192    -34.2
------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                           2-1P
                                 GM Car Deliveries - (United States)
                                        January 2002
------------------------------------------------------------------------------
                                                 Calendar Year-to-Date
                         (1)     January                January - January
                         -----------------------------------------------------
                                           %Chg                         % Chg
                           2002    2001   per S/D     2002     2001    per S/D
                         -----------------------------------------------------
       Selling Days (S/D)   25      25
------------------------------------------------------------------------------
                GM Car Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total               15,449  26,564    -41.8    15,449    26,564    -41.8
Cadillac Total             8,034   9,825    -18.2     8,034     9,825    -18.2
Chevrolet Total           49,608  64,107    -22.6    49,608    64,107    -22.6
Oldsmobile Total           8,703  19,778    -56.0     8,703    19,778    -56.0
Pontiac Total             21,919  32,435    -32.4    21,919    32,435    -32.4
Saturn Total              11,290  21,465    -47.4    11,290    21,465    -47.4
     GM North America
       Total*            115,003 174,174    -34.0   115,003   174,174    -34.0
------------------------------------------------------------------------------
Cadillac Total                55     704    -92.2        55       704    -92.2
Saab Total                 1,575   2,314    -31.9     1,575     2,314    -31.9
     GM Import Total       1,630   3,018    -46.0     1,630     3,018    -46.0
------------------------------------------------------------------------------
                           GM Vehicle Deliveries by Marketing Division
------------------------------------------------------------------------------
Buick Total               19,335  26,564    -27.2    19,335    26,564    -27.2
Cadillac Total            11,442  11,235      1.8    11,442    11,235      1.8
Chevrolet Total          181,148 183,371     -1.2   181,148   183,371     -1.2
GMC Total                 35,040  34,398      1.9    35,040    34,398      1.9
Hummer Total                  52      92    -43.5        52        92    -43.5
Oldsmobile Total          11,058  24,754    -55.3    11,058    24,754    -55.3
Other-Isuzu Total            774     929    -16.7       774       929    -16.7
Pontiac Total             25,212  38,405    -34.4    25,212    38,405    -34.4
Saab Total                 1,575   2,314    -31.9     1,575     2,314    -31.9
Saturn Total              13,998  21,465    -34.8    13,998    21,465    -34.8
     GM Total            299,634 343,527    -12.8   299,634   343,527    -12.8
------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                               3-1P
                                  GM Truck Deliveries - (United States)
                                            January 2002
------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                         (1)     January              January - January
                         -----------------------------------------------------
                                           %Chg                         % Chg
                           2002    2001   per S/D     2002     2001    per S/D
                         -----------------------------------------------------
       Selling Days (S/D)   25      25
------------------------------------------------------------------------------
Rendezvous                 3,886       0    ***.*     3,886         0    ***.*
    Total Buick            3,886       0    ***.*     3,886         0    ***.*
------------------------------------------------------------------------------
Escalade                   2,638     706    273.7     2,638       706    273.7
Escalade EXT                 715       0    ***.*       715         0    ***.*
  Total Cadillac           3,353     706    374.9     3,353       706    374.9
------------------------------------------------------------------------------
Astro                      2,814   4,810    -41.5     2,814     4,810    -41.5
C/K Suburban(Chevy)        9,590  10,501     -8.7     9,590    10,501     -8.7
Chevy C/T Series             418     352     18.8       418       352     18.8
Chevy P Models & Mtr Hms       0      10    ***.*         0        10    ***.*
Chevy W Series               190     183      3.8       190       183      3.8
Express Cutaway/G Cut      1,149     880     30.6     1,149       880     30.6
Express Panel/G Van        4,046   4,849    -16.6     4,046     4,849    -16.6
Express/G Sportvan           487   1,075    -54.7       487     1,075    -54.7
S/T Blazer                 7,729  15,867    -51.3     7,729    15,867    -51.3
S/T Pickup                 9,387  10,085     -6.9     9,387    10,085     -6.9
Tahoe                     13,974  14,250     -1.9    13,974    14,250     -1.9
Tracker                    2,999   3,410    -12.1     2,999     3,410    -12.1
TrailBlazer               17,411       0    ***.*    17,411         0    ***.*
Venture                    3,528   5,329    -33.8     3,528     5,329    -33.8
 ..............................................................................
     Avalanche             6,634       0    ***.*     6,634         0    ***.*
     Silverado-C/K
       Pickup             51,184  47,663      7.4    51,184    47,663      7.4
Chevrolet Fullsize
  Pickups                 57,818  47,663     21.3    57,818    47,663     21.3
 ..............................................................................
      Chevrolet Total    131,540 119,264     10.3   131,540   119,264     10.3
------------------------------------------------------------------------------
C/K Suburban(GMC)              0       9    ***.*         0         9    ***.*
Envoy                      6,008       0    ***.*     6,008         0    ***.*
GMC C/T Series               693     766     -9.5       693       766     -9.5
GMC W Series                 220     253    -13.0       220       253    -13.0
P Models & Mtr Hms(GMC)        0       2    ***.*         0         2    ***.*
S/T Jimmy                    231   5,032    -95.4       231     5,032    -95.4
Safari (GMC)                 780   1,662    -53.1       780     1,662    -53.1
Savana Panel/G Classic     1,270   1,506    -15.7     1,270     1,506    -15.7
Savana Special/G Cut         378     376      0.5       378       376      0.5
Savana/Rally                 112     155    -27.7       112       155    -27.7
Sierra                    13,610  12,679      7.3    13,610    12,679      7.3
Sonoma                     2,499   2,329      7.3     2,499     2,329      7.3
Yukon                      5,292   5,352     -1.1     5,292     5,352     -1.1
Yukon XL                   3,947   4,277     -7.7     3,947     4,277     -7.7
     GMC Total            35,040  34,398      1.9    35,040    34,398      1.9
------------------------------------------------------------------------------
Hummer H1                     52      92    -43.5        52        92    -43.5
   Hummer Total               52      92    -43.5        52        92    -43.5
------------------------------------------------------------------------------
Bravada                    1,354   1,553    -12.8     1,354     1,553    -12.8
Silhouette                 1,001   3,423    -70.8     1,001     3,423    -70.8
 Oldsmobile Total          2,355   4,976    -52.7     2,355     4,976    -52.7
------------------------------------------------------------------------------
Other-Isuzu F Series         124     158    -21.5       124       158    -21.5
Other-Isuzu N Series         650     771    -15.7       650       771    -15.7
 Other-Isuzu Total           774     929    -16.7       774       929    -16.7
------------------------------------------------------------------------------
Aztek                      1,521   2,938    -48.2     1,521     2,938    -48.2
Montana                    1,772   3,032    -41.6     1,772     3,032    -41.6
Trans Sport                    0       0    ***.*         0         0    ***.*
   Pontiac Total           3,293   5,970    -44.8     3,293     5,970    -44.8
------------------------------------------------------------------------------
VUE                        2,708       0    ***.*     2,708         0    ***.*
   Saturn Total            2,708       0    ***.*     2,708         0    ***.*
------------------------------------------------------------------------------
     GM Total            183,001 166,335     10.0   183,001   166,335     10.0
------------------------------------------------------------------------------
                              GM TRUCK Deliveries by Production Source
------------------------------------------------------------------------------
GM North America *       182,144 165,277     10.2   182,144   165,277     10.2
------------------------------------------------------------------------------
GM Import                    857   1,058    -19.0       857     1,058    -19.0
------------------------------------------------------------------------------
     GM Total            183,001 166,335     10.0   183,001   166,335     10.0
------------------------------------------------------------------------------
                         GM Light Duty Truck Deliveries by Production Source
------------------------------------------------------------------------------
GM North America *       180,706 163,840     10.3   180,706   163,840     10.3
------------------------------------------------------------------------------
GM Import                      0       0    ***.*         0         0    ***.*
------------------------------------------------------------------------------
     GM Total            180,706 163,840     10.3   180,706   163,840     10.3
------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                               3-1P
                                  GM Truck Deliveries - (United States)
                                            January 2002
------------------------------------------------------------------------------
                                                    Calendar Year-to-Date
                         (1)     January              January - January
                         -----------------------------------------------------
                                           %Chg                         % Chg
                           2002    2001   per S/D     2002     2001    per S/D
                         -----------------------------------------------------
       Selling Days (S/D)   25      25
------------------------------------------------------------------------------
              GM TRUCK Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total                3,886       0    ***.*     3,886         0    ***.*
Cadillac Total             3,353     706    374.9     3,353       706    374.9
Chevrolet Total          131,410 119,125     10.3   131,410   119,125     10.3
GMC Total                 34,881  34,200      2.0    34,881    34,200      2.0
Hummer Total                  52      92    -43.5        52        92    -43.5
Oldsmobile Total           2,355   4,976    -52.7     2,355     4,976    -52.7
Other-Isuzu Total            206     208     -1.0       206       208     -1.0
Pontiac Total              3,293   5,970    -44.8     3,293     5,970    -44.8
Saturn Total               2,708       0    ***.*     2,708         0    ***.*
    GM North America
       Total*            182,144 165,277     10.2   182,144   165,277     10.2
------------------------------------------------------------------------------
Chevrolet Total              130     139     -6.5       130       139     -6.5
GMC Total                    159     198    -19.7       159       198    -19.7
Other-Isuzu Total            568     721    -21.2       568       721    -21.2
    GM Import Total          857   1,058    -19.0       857     1,058    -19.0
------------------------------------------------------------------------------
        GM Light Truck Deliveries by Production Source and Marketing Division
------------------------------------------------------------------------------
Buick Total                3,886       0    ***.*     3,886         0    ***.*
Cadillac Total             3,353     706    374.9     3,353       706    374.9
Chevrolet Total          130,932 118,719     10.3   130,932   118,719     10.3
GMC Total                 34,127  33,377      2.2    34,127    33,377      2.2
Hummer Total                  52      92    -43.5        52        92    -43.5
Oldsmobile Total           2,355   4,976    -52.7     2,355     4,976    -52.7
Pontiac Total              3,293   5,970    -44.8     3,293     5,970    -44.8
Saturn Total               2,708       0    ***.*     2,708         0    ***.*
    GM North America
       Total*            180,706 163,840     10.3   180,706   163,840     10.3
------------------------------------------------------------------------------


                         GM Light Truck Deliveries by Marketing Division
------------------------------------------------------------------------------
Buick Total                3,886       0    ***.*     3,886         0    ***.*
Cadillac Total             3,353     706    374.9     3,353       706    374.9
Chevrolet Total          130,932 118,719     10.3   130,932   118,719     10.3
GMC Total                 34,127  33,377      2.2    34,127    33,377      2.2
Hummer Total                  52      92    -43.5        52        92    -43.5
Oldsmobile Total           2,355   4,976    -52.7     2,355     4,976    -52.7
Pontiac Total              3,293   5,970    -44.8     3,293     5,970    -44.8
Saturn Total               2,708       0    ***.*     2,708         0    ***.*
    GM Total             180,706 163,840     10.3   180,706   163,840     10.3
------------------------------------------------------------------------------

* Includes US/Canada/Mexico


                                     - 8 -


                         GM Production Schedule - 2/1/02


                        GMNA
                --------------------                                  Total      Memo:
Units 000s      Car*   Truck*  Total     GME**    GMLAAM    GMAP    Worldwide    NUMMI    CAMI
----------      --------------------    ------   --------   ----    ---------    -----    ----
2002 Q1 #       585      735   1,320      460       138       59      1,977        12      11
O/(U) prior
forecast:@       10       10      20      (38)        6       (8)       (20)        0       0
---------------------------------------------------------------------------------------------
                        GMNA
                --------------------                                  Total          Memo:
Units 000s      Car*   Truck*  Total     GME**    GMLAAM    GMAP    Worldwide    NUMMI    CAMI
----------      --------------------    ------   --------   ----    ---------    -----    ----

   1998
1st Qtr.        673      702   1,375      424       146       36      1,981        16      10
2nd Qtr.        615      557   1,172      479       153       39      1,843         7      14
3rd Qtr.        592      410   1,002      440       137       37      1,616        11       3
4th Qtr.        819      691   1,510      522        89       36      2,157        12      18
              -----    -----  ------    -----       ---      ---     ------        --      --
    CY        2,699    2,360   5,059    1,864       525      148      7,596        46      45

   1999
1st Qtr.        781      725   1,506      524        93       38      2,161        12      23
2nd Qtr.        760      795   1,555      533       110       25      2,223        12      23
3rd Qtr.        660      699   1,359      427       112       47      1,945        13      17
4th Qtr.        759      694   1,453      530        97       47      2,127        12      26
              -----    -----   -----    -----       ---      ---      -----        --      --
    CY        2,960    2,913   5,873    2,014       412      157      8,456        49      89

   2000
1st Qtr.        746      775   1,521      572       118       40      2,251        13      24
2nd Qtr.        787      781   1,568      534       140       45      2,287        13      23
3rd Qtr.        689      630   1,319      374       151       53      1,897        12      22
4th Qtr.        670      694   1,364      513       135       47      2,059        12      23
              -----    -----   -----    -----      ----      ---      -----        --      --
    CY        2,892    2,880   5,772    1,993       544      185      8,494        50      92

   2001
1st Qtr.        581      633   1,214      538       138       51      1,941        13      14
2nd Qtr.        638      726   1,364      491       165       64      2,084        13      16
3rd Qtr.        573      665   1,238      373       146       74      1,832        11      15
4th Qtr.        573      721   1,294      441       127       67      1,929         9      16
              -----    -----   -----    -----       ---      ---     ------        --      --
    CY        2,365    2,745   5,110    1,842       575      256      7,786        46      61

   2002
1st Qtr. #      585      735   1,320      460       138       59      1,977        12      11
              -------------------------------------------------------------------------------

      @ Numbers may vary due to rounding
      * NUMMI units included in GMNA Car, CAMI units included in GMNA Car and Truck figures.
     ** GME Production includes Saab back to 1999
      # Denotes estimate


Note: Beginning with Q1 2001, a reclassification has been made in the International regions to count vehicles as production in the region of final assembly. 1999 and 2000 data has been adjusted to reflect this reclassification.

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.




                                     - 9 -







                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            GENERAL MOTORS CORPORATION
                                            --------------------------
      February 1, 2002
      ----------------
                                            By
                                            /s/Peter R. Bible
                                            --------------------------
                                            (Peter R. Bible,
                                             Chief Accounting Officer)













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